                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-A
                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           streetTRACKS(R) GOLD TRUST
             (Exact name of registrant as specified in its charter)

       State of New York                                      81-6124035
       -----------------                                      ----------
(State of incorporation or organization)                    (IRS Employer
                                                          Identification No.)

 World Gold Trust Services LLC
 444 Madison Avenue                                             10022
 New York, New York                                             -----
 ------------------                                           (Zip Code)
  (Address of  principal executive offices)

         Securities to be registered pursuant to Section 12(b) of the Act:

         streetTRACKS(R) Gold Shares               New York Stock Exchange, Inc.

         Securities Act registration statement file number to which this form relates: 333-105202

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to
General Instruction A.(c), check the following box. X

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to
General Instruction A.(d), check the following box.

         Securities to be registered pursuant to Section 12(g) of the Act:  None

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         Reference is made to the Registrant's Amendment No. 5 to the
Registration Statement on Form S-1 (Securities Act file number 333-105202)
("Amended Registration Statement"), which is incorporated herein by reference.

ITEM 2.  EXHIBITS

1.   Registrant's Form of Trust Indenture, incorporated herein by reference to
     Exhibit 4.1 to the amended Registration Statement filed on November 8,
     2004.

2.   Registrant's Form of Participant Agreement, incorporated herein by reference to Exhibit 4.2 to the amended Registration Statement filed on
     November 8, 2004.

3.   Registrant's Form of Depository Agreement, incorporated herein by reference to Exhibit 10.4 to the amended Registration Statement filed on November 8,
     2004.

4.   Registrant's Form of Distribution Agreement, incorporated herein by reference to Exhibit 1.1 to the amended Registration Statement filed on
     May 13, 2003.

5.   Form of Global Certificate for the Registrant's Securities being registered incorporated herein by reference to Exhibit D to Exhibit 4.1 to the amended Registration Statement filed on November 8, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated:   November 16, 2004                streetTRACKS(R) Gold Trust
                                                  ---------------------------
                                                  (Registrant)

                                         By:    World Gold Trust Services, LLC
                                                (Sponsor)

                                         By: /s/ J. Stuart Thomas
                                             --------------------
                                         Name:  J. Stuart Thomas
                                         Title: Managing Director

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